Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurement Inputs and Valuation Techniques
The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at a fair value on a recurring basis.

		December 31, 2020		December 31, 2019
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring
Cash, cash equivalents and restricted cash	Level 1	405,890	405,890	454,867	454,867
Derivative instruments (note 15)
Interest rate swap agreements – assets (1)	Level 2	—	—	3,099	3,099
Interest rate swap agreements – liabilities (1)	Level 2	(77,873)	(77,873)	(52,453)	(52,453)
Cross currency interest swap agreements – assets (1)	Level 2	4,505	4,505	—	—
Cross currency interest swap agreements – liabilities (1)	Level 2	(20,022)	(20,022)	(42,104)	(42,104)
Foreign currency contracts	Level 2	—	—	(202)	(202)
Freight forward agreements	Level 2	—	—	(86)	(86)
Non-recurring
Vessels and equipment (3) (4) (note 18)	Level 2	99,967	99,967	—	—
Assets held for sale (note 18)	Level 2	31,680	31,680	37,240	37,240
Operating lease right-of-use assets (note 18)	Level 2	1,799	1,799	—	—
Other (2)
Short-term debt (note 7)	Level 2	(10,000)	(10,000)	(50,000)	(50,000)
Long-term debt – public (note 8)	Level 1	(587,913)	(597,281)	(619,794)	(655,977)
Long-term debt – non-public (note 8)	Level 2	(1,467,194)	(1,481,093)	(2,207,358)	(2,180,440)
Obligations related to finance leases, including current portion (note 10)	Level 2	(1,700,965)	(1,868,667)	(1,825,692)	(1,877,558)
(1)The fair value of the Company’s interest rate swap and cross currency swap agreements at December 31, 2020 includes $6.1 million (December 31, 2019 – $3.4 million) accrued interest expense which is recorded in accrued liabilities on the consolidated balance sheets.
(2)In the consolidated financial statements, the Company’s loans to and investments in equity-accounted investments form the aggregate carrying value of the Company’s interests in entities accounted for by the equity method. The fair value of the individual components of such aggregate interests is not determinable.
(3)In December 2020, the carrying values of four Aframax tankers were written down to their estimated fair values, using appraised values. See Note 18.
(4)In December 2020, the carrying value of four LNG multi-gas carriers were written down to their estimated fair values. See Note 18.

Financing Receivable Credit Quality Indicators [Table Text Block]	The following table includes the amortized cost basis of the Company's direct interests in financing receivables and net investment in direct financing leases by class of financing receivables and by period of origination and their associated credit quality.

	Amortized Cost Basis by Origination Year
	Credit Quality Grade (1)	2020	2018	2016	Prior to 2016	Total
As at December 31, 2020		$	$	$	$	$
Sales-type lease – Teekay Parent
Foinaven FPSO	Performing	15,472	—	—	—	15,472

Direct financing leases – Teekay LNG
Tangguh Hiri and Tangguh Sago	Performing	—	—	—	332,308	332,308
Bahrain Spirit	Performing	—	211,939	—	—	211,939
		—	211,939	—	332,308	544,247
Loans to equity-accounted joint ventures
Exmar LPG Joint Venture	Performing	—	—	—	42,266	42,266
Bahrain LNG Joint Venture	Performing	—	—	73,375	—	73,375
Other	Performing	991	—	—	—	991
		991	—	73,375	42,266	116,632
		16,463	211,939	73,375	374,574	676,351

(1)The Company's credit quality grades are based on internal risk credit ratings whereby a credit quality grade of performing is consistent with a low likelihood of loss. The Company assesses the credit quality of its direct financing leases and loan to the Exmar LPG Joint Venture on whether there are no past due payments (30 days late), no concessions granted to the counterparties and whether the Company is aware of any other information that would indicate that there is a material increase of likelihood of loss. The same policy is applied by the equity-accounted joint ventures. The Company assesses the credit quality of its loan to the Bahrain LNG Joint Venture based on whether there are any past due payments from the Bahrain LNG Joint Venture’s primary customer, whether the Bahrain LNG Joint Venture has granted any concessions to its primary customer and whether the Company is aware of any other information that would indicate that there is a material increase of likelihood of loss. As at December 31, 2020, all direct financing and sales-type leases held by Teekay LNG and Teekay LNG's equity-accounted joint ventures had a credit quality grade of performing.

Financing Receivable, Allowance for Credit Loss
Changes in the allowance for credit losses for the year ended December 31, 2020 are as follows:

	Direct financing and sales-type leases (1) $	Direct financing and sales-type leases and other within equity-accounted joint ventures (1) $	Loans to equity-accounted joint ventures (2) $	Guarantees of debt (3) $	Total $
As at January 1, 2020	15,055	36,292	3,714	2,139	57,200
Provision for potential credit losses	16,023	18,645	1,012	(59)	35,621
As at December 31, 2020	31,078	54,937	4,726	2,080	92,821

(1)The credit loss provision related to the lease receivable component of the net investment in direct financing and sales-type leases is based on an internal historical loss rate, as adjusted when asset-specific risk characteristics of the existing lease receivables at the reporting date are not consistent with those used to measure the internal historical loss rate and as further adjusted when management expects current conditions and reasonable and supportable forecasts to differ from the conditions that existed to measure the internal historical loss rate. During the year ended December 31, 2020, two of Teekay LNG's LNG project counterparties maintained investment-grade credit ratings. As such, the internal historical loss rate used to determine the credit loss provision at both January 1, 2020 and December 31, 2020 was adjusted downwards to reflect a lower risk profile for these two LNG projects at such dates compared to the average LNG project used to determine the internal historical loss rate. In addition, the internal historical loss rate was adjusted upwards for (a) one LNG project to reflect a lower credit rating for the counterparty, including consideration of the critical infrastructure nature of LNG production, and (b) a second LNG project to reflect a larger potential risk of loss upon potential default as the vessels servicing this project have fewer opportunities for redeployment compared to Teekay LNG's other LNG carriers. The credit loss provision for the residual value component is based on a reversion methodology whereby the current estimated fair value of the vessel as depreciated to the end of the charter contract as compared to the expected carrying value, with such potential gain or loss on maturity being included in the credit loss provision in increasing magnitude on a straight-line basis the closer the contract is to its maturity. Risks related to the net investments in direct financing and sales-type leases consist of risks related to the underlying LNG projects and demand for LNG carriers at the end of the time-charter contracts.
The changes in credit loss provision of $16.0 million for the year ended December 31, 2020 was included in other expense and primarily reflects a decline in the estimated charter-free valuations for certain types of Teekay LNG's LNG carriers at the end of their servicing time-charter contract which are accounted for as direct financing and sales-type leases. These estimated future charter-free values are subject to change from period to period based on the underlying LNG shipping market fundamentals. The changes in the credit loss provision for Teekay LNG's consolidated vessels for the year ended December 31, 2020 does not reflect any material changes in expectations of the charterers' ability to make their time-charter hire payments as they come due compared to the beginning of the year.

The changes in credit loss provision of $18.6 million for the year ended December 31, 2020, relating to the direct financing and sales-type leases and other within Teekay LNG's equity-accounted joint ventures are included in equity income and reflect a decline in the estimated charter-free valuations for certain types of LNG carriers at the end of their time-charter contract which are accounted for as direct financing and sales-type leases for the year ended December 31, 2020, combined with the initial credit loss provision recognition upon commencement of the sales-type lease for the LNG regasification terminal and associated FSU in the Bahrain LNG Joint Venture in January 2020.
(2)The determination of the credit loss provision for such loans is based on their expected duration and on an internal historical loss rate of Teekay LNG and its affiliates, as adjusted when asset-specific risk characteristics of the existing loans at the reporting date are not consistent with those used to measure the internal historical loss rate and as further adjusted when management expects current conditions and reasonable and supportable forecasts to differ from the conditions that existed to measure the internal historical loss rate. These two loans rank behind secured debt in each equity-accounted joint venture. As such, they are similar to equity in terms of risk. Teekay LNG's 50/50 LPG related joint venture with Exmar NV (or Exmar) (or Exmar LPG Joint Venture) owns and charters-in LPG carriers with a primary focus on mid-size gas carriers. Their vessels trade on the spot market or short-term charters. Adverse changes in the spot market for mid-size LPG carriers, as well as operating costs for such vessels, may impact the ability of the Exmar LPG Joint Venture to repay its loan to Teekay LNG. The Bahrain LNG Joint Venture owns an LNG receiving and regasification terminal in Bahrain. The ability of Bahrain LNG Joint Venture to repay its loan to Teekay LNG is primarily dependent upon the Bahrain LNG Joint Venture’s customer, a company owned by the Kingdom of Bahrain, fulfilling its obligations under the 20-year agreement, as well as the Bahrain LNG Joint Venture’s ability to operate the terminal in accordance with the agreed upon operating criteria.
(3)The determination of the credit loss provision for such guarantees was based on a probability of default and loss given default methodology. In determining the overall estimated loss from default as a percentage of the outstanding guaranteed share of secured loan facilities and finance leases, Teekay LNG considers current and future operational performance of the vessels securing the loan facilities and finance leases and current and future expectations of the proceeds that could be received from the sale of the vessels securing the loan facilities and finance leases in comparison to the outstanding principal amount of the loan facilities and finance leases if Teekay LNG was required to fulfill its obligations under the guarantees